SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant                      [X]
Filed by a Party other than the Registrant   [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commmission Only
     (as permitted by Rule a4a-6Ie)(2)
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 14a-11(c) or 14a-12

                      VININGS INVESTMENT PROPERTIES TRUST
                      -----------------------------------
                (Name of Registrant as Specified in Its Charter)
    (Name of Person(s) Filing Proxy Statement, of other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computer pursuant Exchange Act Rule 0-11.

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, Schedule or Registration Statement no.:

(3)  Filing party:

(4)  Date filed:

                       VININGS INVESTMENT PROPERTIES TRUST

                              3111 Paces Mill Road
                                   Suite A-200
                                Atlanta, GA 30339
                                 (770) 984-9500



Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of Vinings Investment Properties Trust (the "Trust") to be held on Tuesday, July 1, 1997, at 10:00 a.m., local time, at Cobb Galleria Centre, Two Galleria Parkway, Atlanta, GA 30339 (the "Annual Meeting").

     The Annual  Meeting  has been  called for the  purpose  of  electing  seven
Trustees,  each to serve  for a  one-year  term,  the  adoption  of the  Vinings
Investment Properties Trust 1997 Stock Option and Incentive Plan, and considering and voting upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

     The Board of Trustees has fixed the close of business on May 20, 1997 as the record date for determining shareholders entitled to notice of and vote at the Annual Meeting and any adjournments or postponements thereof.

     The Board of Trustees of the Trust recommends that you vote "FOR" the election of the seven nominees of the Board of Trustees as Trustees of the Trust and the adoption of the Vinings Investment Properties Trust 1997 Stock Option and Incentive Plan.

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.


                                       Very truly yours,

                                       PETER D. ANZO
                                       President and Chief Executive Officer

                       VININGS INVESTMENT PROPERTIES TRUST

                              3111 Paces Mill Road
                                   Suite A-200
                                Atlanta, GA 30339
                                 (770) 984-9500
                              --------------------

                                    NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS

                       To be Held on Tuesday, July 1, 1997
                              --------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Vinings Investment Properties Trust (the "Trust") will be held on Tuesday, July 1, 1997, at 10:00 a.m., local time, at Cobb Galleria Centre, Two Galleria Parkway, Atlanta, Georgia 30339 (the "Annual Meeting"), for the purpose of considering and voting upon:

     1. The election of seven Trustees, each to serve for a one-year term and until the election and qualification of his or her successor;

     2. The adoption of the Vinings Investment Properties Trust 1997 Stock Option and Incentive Plan; and

     3. Such other business as may properly come before the meeting and any adjournments or postponements thereof.

     Under the provisions of the Trust's Declaration of Trust, the Board of Trustees has fixed the close of business on May 20, 1997 as the record date for the determination of shareholders entitled to notice of and vote at the Annual Meeting and any adjournments or postponements thereof. Only holders of record of shares of beneficial interest at the close of business on that date will be entitled to notice of and vote at the Annual Meeting and any adjournments or postponements thereof.

     In the event there are not sufficient votes with respect to the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned to permit further solicitation of proxies.

                                       By Order of the Board of Trustees,

                                       STEPHANIE A. REED
                                       Secretary

June 2, 1997

        WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                       VININGS INVESTMENT PROPERTIES TRUST

                              3111 Paces Mill Road
                                   Suite A-200
                                Atlanta, GA 30339
                                 (770) 984-9500
                          -----------------------------

                                 PROXY STATEMENT
                          -----------------------------

                         ANNUAL MEETING OF SHAREHOLDERS

                       To Be Held on Tuesday, July 1, 1997

     This Proxy Statement and the enclosed Proxy Card are being furnished in connection with the solicitation of proxies by the Board of Trustees of Vinings Investment Properties Trust (the "Trust") for use at the Annual Meeting of Shareholders of the Trust to be held on Tuesday, July 1, 1997, at 10:00 a.m., local time, at Cobb Galleria Centre, Two Galleria Parkway, Atlanta, Georgia 30339, and any adjournments or postponements thereof (the "Annual Meeting").

     At the Annual Meeting, the shareholders of the Trust will be asked to consider and vote upon the following matters:

     1. The election of seven Trustees, each to serve for a one-year term and until the election and qualification of his or her successor;

     2. The adoption of the Vinings Investment Properties Trust 1997 Stock Option and Incentive Plan; and

     3. Such other business as may properly come before the meeting and any adjournments or postponements thereof.

     The Notice of Annual Meeting, Proxy Statement and Proxy Card are first being mailed to shareholders of the Trust on or about June 2, 1997 in connection with the solicitation of proxies for the Annual Meeting. The Board of Trustees has fixed the close of business on May 20, 1997 as the record date for the determination of shareholders entitled to notice of and vote at the Annual Meeting (the "Record Date"). Only holders of record of shares of beneficial interest, without par value (the "Shares"), of the Trust at the close of business on the Record Date will be entitled to notice of and vote at the Annual Meeting. As of the Record Date, there were 1,080,516 Shares outstanding and entitled to vote at the Annual Meeting and 800 shareholders of record. Each Share outstanding as of the close of business on the Record Date entitles the holder thereof to one vote on each matter properly submitted at the Annual Meeting. As of the Record Date, Trustees and officers of the Trust, all of whom have indicated that they will vote all of their Shares of the Trust in favor of the election of the seven Trustees nominated by the Board of Trustees and for the adoption of the Vinings Investment Properties Trust 1997 Stock Option and Incentive Plan, and their affiliates were owners of 493,746 Shares, representing approximately 45.7% of the outstanding Shares of the Trust.

Introduction
------------

     On December 21, 1995, the Trust entered into an Agreement Regarding Tender Offer with an unaffiliated third party, which subsequently assigned its rights under the agreement to Vinings Investment Properties, Inc. (the "Purchaser"), a newly formed corporation. On January 31, 1996, the Purchaser commenced a tender offer (the "Tender Offer") for a minimum of a majority and a maximum of 85% of the issued and outstanding Shares of the Trust at a purchase price of $0.47 per Share ($3.76 adjusted for the 1-for-8 share split (the "Share Split") that was effected on July 1, 1996). The Tender Offer expired in accordance with its terms at midnight on February 28, 1996, and the Purchaser subsequently accepted an aggregate of 6,337,279 Shares (792,159 Shares as adjusted for the Share Split) validly tendered and not withdrawn pursuant to the Tender Offer, representing approximately 73.3% of the outstanding Shares, for a total acquisition price of $2,978,521. The purpose of the Tender Offer was for the Purchaser to acquire control of the Trust, to rebuild the Trust's assets by expanding into the multifamily property markets and to cause the Trust to be operated as a self-administered real estate investment trust (a "REIT").

     Effective February 29, 1996, James L. Mooney, John McMahan, Mercer Jackson, Arthur C. Karlin, Patrick E. McCarthy and Victor MacFarlane resigned from the Trust's Board of Trustees and Peter D. Anzo, Martin H. Petersen, Stephanie A. Reed, Gilbert H. Watts, Jr. and Phill D. Greenblatt were appointed to the Trust's Board of Trustees, pursuant to an arrangement between the Purchaser and the Trust in connection with the Tender Offer. The management of the Trust also resigned effective February 29, 1996, and Peter D. Anzo became the President and Chief Executive Officer, and Stephanie A. Reed became the Vice President, Secretary and Treasurer, of the Trust. In addition, on April 18, 1996, the Board of Trustees named Henry Hirsch to the Board of Trustees and on February 10, 1997, the Board of Trustees named Thomas B. Bender to the Board of Trustees.


Voting
------

     The representation in person or by proxy of at least a majority of the outstanding Shares entitled to vote is necessary to provide a quorum at the Annual Meeting. Each Share outstanding on the Record Date is entitled to one vote. A quorum being present, the affirmative vote of a majority of the votes cast at the Annual Meeting is required to elect Trustees and to adopt the Vinings Investment Properties Trust 1997 Stock Option and Incentive Plan set forth in Proposal 2. Shares that reflect abstentions or "broker non-votes" (i.e., Shares represented at the meeting held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote such Shares and the broker or nominee does not have discretionary voting power to vote such Shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the meeting. With respect to the election of Trustees, votes may be cast in favor of or withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. Broker non-votes and abstentions will have no effect on the outcome of Proposal 2.

     The Annual Report of the Trust, including financial statements for the fiscal year ended December 31, 1996 ("fiscal 1996"), is being mailed to shareholders of the Trust concurrently with this Proxy Statement. The Annual Report, however, is not a part of the proxy solicitation material.


Proxies; Revocation of Proxies
------------------------------

     Shareholders of the Trust are requested to complete, date, sign and return the accompanying Proxy Card in the enclosed envelope. Shares represented by properly executed proxies received by the Trust and not revoked will be voted at the Annual Meeting in accordance with the instructions contained therein. If instructions are not given therein, properly executed proxies will be voted "FOR" the election of the seven nominees for Trustees set forth in Proposal 1 of this Proxy Statement and "FOR" the adoption of the Vinings Investment Properties Trust 1997 Stock Option and Incentive Plan set forth in Proposal 2 of this Proxy Statement. It is not anticipated that any matters other than those set forth in this Proxy Statement will be presented at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.

     Any properly completed proxy may be revoked at any time before it is voted on any matter (without, however, affecting any vote taken prior to such revocation) by giving written notice of such revocation to the Secretary of the Trust, or by signing and duly delivering a proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

Expenses of Solicitation
------------------------

     All expenses of this solicitation will be borne by the Trust. Brokerage firms, nominees, fiduciaries and other custodians have been requested to forward proxy solicitation materials to the beneficial owners of Shares held of record by such persons, and the Trust will reimburse such brokerage firms, nominees, fiduciaries and other custodians for reasonable out-of-pocket expenses incurred by them in connection therewith. In addition to solicitation of proxies by mail, Trustees, officers and employees of the Trust, without receiving additional compensation therefor, may solicit proxies from shareholders of the Trust by telephone, telefax, letter, in person or by other means.

                                   PROPOSAL 1

                              ELECTION OF TRUSTEES

Nominees
--------

     The Board of Trustees of the Trust consists of seven members, each of whom serves for a one-year term and until the election and qualification of his or her successor.

     At the Annual Meeting, seven Trustees will be elected to serve until the 1998 annual meeting of shareholders and until the election and qualification of his or her successor. The Board of Trustees has nominated Peter D. Anzo, Martin
H. Petersen, Stephanie A. Reed, Gilbert H. Watts, Jr., Phill D. Greenblatt, Henry Hirsch and Thomas B. Bender, all of whom currently serve as Trustees, for re-election as Trustees. Certain information with respect to the persons nominated by the Board of Trustees for election as Trustees is shown below under "Information Regarding Trustees." Unless otherwise specified in the proxy, it is the intention of the proxy holders to vote the Shares represented by each properly executed proxy for the election as Trustees of each of the nominees. Each of the nominees has agreed to stand for re-election and to serve if re-elected as a Trustee. If any of the persons nominated by the Board of Trustees fails to stand for re-election or is unable to accept re-election, however, proxies not marked to the contrary will be voted in favor of the election of such other person as the Board of Trustees may recommend.


Vote Required For Approval
--------------------------

     A quorum being present, the affirmative vote of a majority of the votes cast is necessary to elect a nominee as a Trustee of the Trust.

     The Board of Trustees of the Trust recommends that the Trust's shareholders vote "FOR" the election of the seven nominees of the Board of Trustees as Trustees of the Trust.


                         INFORMATION REGARDING TRUSTEES

General
-------

     The Board of Trustees of the Trust consists of seven members who are elected by the Trust's shareholders at each annual meeting of the Trust. Set forth below is certain information regarding the Trustees.

Information Regarding Trustees
------------------------------

     The Board of Trustees of the Trust consists of seven members who are elected by the Trust's shareholders at each annual meeting of the Trust. Set forth below is certain information regarding the Trustees.

     PETER D. ANZO, age 43, has been Chief Executive Officer, President and Chairman of the Board of Trustees since 1996. Since 1990, Mr. Anzo has been Chief Executive Officer and a director of A&P Investors, Inc. He is also Chief Executive Officer and a director of The Vinings Group, Inc., a position he has held since 1987. Mr. Anzo has been on the Legislative Committee since 1995, a delegate since 1991, and is currently Vice Chairman of the Political Action Committee of the National Apartment Association. He has been a Co-Chairman of the Government Affairs Committee since 1995, Co-Chairman of the Affordable Housing Task Force and a director since 1992 of the Atlanta Apartment Association. He has been a director of the Georgia Apartment Association since 1993. From 1983 until 1986, Mr. Anzo served as Vice President of Acquisitions of First Investment Companies, where he was involved in the management and acquisition of commercial apartment properties throughout the United States. Mr. Anzo was the Vice President, Dispositions of Balcor/American Express from 1981 until 1983, where he was involved in the sale of apartment and commercial properties in the United States. During 1976 through 1981, Mr. Anzo was employed by The Beaumont Company, Los Angeles, California and Linkletter Properties, where he was involved in the management, leasing, purchase and construction of real property.

     MARTIN H. PETERSEN, age 47, has been a Trustee since 1996. Since 1990, Mr. Petersen has been President and a director of A&P Investors, Inc. He is also President and a director of The Vinings Group, Inc., a position he has held since 1987. Since 1975 Mr. Petersen has been a member of the Institute of Real Estate Management. From 1984 through 1987, Mr. Petersen was Vice President of Southeast United States Plaza Equities Management and Plaza Pacific Equities, Inc., where he supervised the management of 5,770 apartment units located throughout the Southeastern United States, including 3,000 garden style apartment units in Atlanta, Georgia, and managed the acquisition, performance and disposition of properties. Mr. Petersen served as a Branch Manager of GK Properties of Atlanta, Georgia, from 1979 to 1984, where he was responsible for overseeing the operations of its Southeastern United States offices, which included the acquisition and management of 5,500 garden style apartment units in Atlanta, Georgia. Prior to joining GK Properties, from 1975 through 1979, he served as Vice President of Stonehenge Properties and Stonehenge Realty Corp., where he oversaw the management of the commercial office division and performed various other functions, including the initiation of numerous feasibility, marketing and other consulting studies for REITs, financial institutions, savings & loans and other owners of distressed and foreclosed properties. From 1971 to 1974, Mr. Petersen was a credit analyst for Dun & Bradstreet in its Business Trades Division.

     STEPHANIE A. REED, age 39, has been Vice President, Secretary, Treasurer and a Trustee since 1996. Since 1991, Ms. Reed has been Vice President and a director of A&P Investors, Inc. She is also Vice President and a director of The Vinings Group, Inc., a position she has held since 1991. From 1987 to 1991, Ms. Reed was Vice President - Development of The Sterling Group, Inc., a multifamily development company located in Atlanta, Georgia, where she was responsible for all phases of development for multifamily projects. Prior to 1987, she served as Vice President - Finance of The Sterling Group, Inc., in the syndication and management of multifamily projects. Prior to joining The Sterling Group, Inc., Ms. Reed served as a tax supervisor at Jones and Kolb, CPAs from 1983 through 1984, where her responsibilities included the training and supervision of audit and year-end work for real estate limited partnerships. From 1981 to 1983, Ms. Reed performed tax planning and preparation work for trusts, estates, partnerships and corporations for Osburn Henning and Company, CPAs.

     GILBERT H. WATTS, JR., age 47, has been a Trustee since 1996. Mr. Watts is Managing Partner of Watts Agent, L.P., a position he has held since 1971. Watts Agent, L.P. manages various real estate investments including residential, commercial and industrial properties. Mr. Watts is also President of Radio Center Dalton, Inc., a position he has held since 1985. Mr. Watts serves as a director of The Community Group, Inc., a six bank holding company, and various family businesses.

     PHILL D. GREENBLATT, age 51, has been a Trustee since 1996. Since 1975, Mr. Greenblatt has been President of p.d.g. Real Estate Co., Inc., a real estate brokerage and investment firm in multifamily, retail and industrial properties in Colorado, Arizona and Florida. Mr. Greenblatt also is a member of the Board of Directors of Western States Mortgage Co. From 1971 through 1974, Mr. Greenblatt was a commercial sales associate with Heller-Mark Realty. He also served as an investment banking officer for the First National Bank of Denver from 1968 to 1971.

     HENRY HIRSCH, age 60, has been a Trustee since 1996. Mr. Hirsch is Chairman of the Board of Engineered Concepts, Inc., ECI Management Corporation and ECI Realty, and is President of ECI Properties, positions which he has held for over ten years. Mr. Hirsch has been involved in the real estate business since 1968, specializing in multifamily apartment development. He and his related entities currently own and/or manage over 3,500 apartment units, as well as office buildings and a shopping center. The construction arm of his related entities has completed over $250,000,000 of new construction and rehabilitation. Mr. Hirsch is a Certified Apartment Property Supervisor with the National Apartment Association. He has served as a director and past President of the Atlanta Apartment Association. He has served as a Regional Vice President of the National Apartment Association and currently is the Chairman of the Builders, Owners, and Developers Forum of the National Apartment Association.

     THOMAS B. BENDER, age 63, has been a Trustee since February 1997. Since 1991, Mr. Bender has been a partner of Financial & Investment Management Group, Ltd., an investment counseling firm. From 1978 to 1991, Mr. Bender served as a Vice President of Kidder Peabody & Co. Mr. Bender has a total of thirty-one years experience in the investment securities business serving as an officer and principal of several major investment banking firms. He is a member of the Association for Investment Management and Research and The Financial Analysis Society of Detroit and serves as a director of The Munder Funds, a mutual fund group, and a director of The International Affairs Forum.


Meetings of Board of Trustees and Committees
--------------------------------------------

     During fiscal 1996, the Board of Trustees of the Trust held five meetings. The Board of Trustees has established an Audit Committee and a Compensation Committee. The members of the Audit Committee are Stephanie A. Reed, Martin H. Petersen and Gilbert H. Watts, Jr. The Audit Committee reviews the financial statements of the Trust and the scope of the annual audit, monitors the Trust's internal financial and accounting controls and recommends to the Board of Trustees the appointment of independent certified public accountants. The Audit Committee held one meeting during fiscal 1996. The members of the Compensation Committee are Thomas B. Bender, Gilbert H. Watts, Jr. and Phill D. Greenblatt. Stephanie A. Reed was a member of the Compensation Committee until April 24, 1997. The Compensation Committee will undertake to develop and review the Trust's executive compensation policies and recommend the compensation levels of executive officers of the Trust to the Board of Trustees. See "Report of the Compensation Committee of the Board of Trustees on Executive Compensation." The Compensation Committee did not meet in fiscal 1996. The Board of Trustees does not have a Nominating Committee.


                    INFORMATION REGARDING EXECUTIVE OFFICERS

     Listed below are the names of the executive officers of the Trust. The names and ages of all executive officers of the Trust and principal occupation and business experience during at least the last five years is discussed under "Information Regarding Trustees."


           Name                                       Position
           ----                                       --------

       Peter D. Anzo                  President, Chief Executive Officer
                                         and Chairman of the Board of Trustees

       Stephanie A. Reed              Vice President, Secretary and Treasurer



                             EXECUTIVE COMPENSATION

Compensation of Trustees and Officers
-------------------------------------

     Trustees who are officers of the Trust receive no compensation for their services as Trustees. Trustees who are not officers of the Trust receive compensation for their services as the Board of Trustees may from time to time determine. Since the consummation of the Tender Offer, Trustees who were not officers of the Trust did not receive an annual retainer but did receive $250 for each regular meeting of the Board of Trustees attended.

     Officers of the Trust historically have not received any compensation for their services provided to the Trust. Until February 29, 1996, the date upon which the Purchaser acquired approximately 73.3% of the outstanding Shares of the Trust pursuant to the Tender Offer, the Trust was an externally-advised REIT, and accordingly, the Trust had no employees and no compensation committee. Upon the consummation of the Tender Offer, the relationship with the Trust's advisor was terminated and the Trust became self-administered and established a compensation committee. As a result, the Trustees currently anticipate that officers of the Trust may serve as employees and may be compensated as such for services rendered to the Trust.

     During fiscal 1996, the officers of the Trust did not receive compensation from the Trust for their services as officers. While a majority of their time was spent handling Trust affairs, the officers were also officers of The Vinings Group, Inc. ("The Vinings Group"), a privately held real estate company, from which they received compensation and benefits. The Trust did not reimburse The Vinings Group for any of the officers' salaries or benefits provided to them by The Vinings Group. In the future, the annual salary, any salary adjustments and any other benefits for executive officers will be determined by the Compensation Committee in its discretion and will be targeted according to the salaries of executives holding similar offices and having similar responsibilities within the Trust's industry segment. The Compensation Committee may also consider factors such as industry experience and executive retention.


Report of the Compensation Committee of the Board of Trustees on Executive Compensation
------------

     The members of the Compensation Committee of the Board of Trustees of the Trust, whose names are set forth below, have prepared the following report on the Trust's executive compensation policies and philosophy for fiscal 1996.


General
-------

     The Compensation Committee was formed in October 1996 and consists of Mr. Bender, Mr. Watts and Mr. Greenblatt, each of whom is a non-employee Trustee. Ms. Reed was a member of the Compensation Committee until April 24, 1997. The Compensation Committee is generally responsible for developing the Trust's executive and management compensation policies, including awards of equity-based compensation.


Compensation Policy Review
--------------------------

     The  Compensation  Committee,  together  with  the  Board of  Trustees,  is currently reviewing its policies with respect to executive compensation. In connection with this review, the Compensation Committee will establish its compensation philosophy as to (a) base salaries for executive officers, (b) an appropriate methodology for determining the amount of annual cash bonuses, if any, paid to executive officers, and (c) an appropriate methodology for structuring long-term incentive awards. The Compensation Committee is undertaking this review with the goal of ensuring that (i) the base salaries of executive officers are comparable and competitive when measured against those paid by other companies within the Trust's industry segment, (ii) annual cash bonuses awarded to executive officers are based on appropriate individual and Trust performance targets established at the beginning of each fiscal year and
(iii) long-term incentive awards to executive officers more closely align the interests of the executive officers with those of the Trust's shareholders. The Compensation Committee currently intends to complete its review of the Trust's executive compensation policies in fiscal 1997.


Federal Tax Regulations Applicable to Executive Compensation
------------------------------------------------------------

     As a result of Section 162(m) of the Internal Revenue Code (the "Code"), the Trust's deduction of executive compensation may be limited to the extent that a "covered employee" (i.e., the chief executive officer or one of the four highest compensated officers who is employed on the last day of the Trust's taxable year) receives compensation in excess of $1,000,000 in such taxable year of the Trust (other than performance-based compensation that otherwise meets the requirements of Section 162(m) of the Code). The Trust intends to take appropriate action to comply with such regulations, if applicable, in the future.

   Thomas B. Bender, Chairman                  Gilbert H. Watts, Jr.

   Phill D. Greenblatt                         Stephanie A. Reed
                                               (member until April 24, 1997)

Compensation Committee Interlocks and Insider Participation
-----------------------------------------------------------

     Mr. Anzo, the President, Chief Executive Officer and Chairman of the Board of Trustees of the Trust, and Ms. Reed, Vice President, Secretary and Treasurer of the Trust, will make general recommendations to and review with the Compensation Committee the salary increases and bonus compensation of executives and management other than themselves.


Shareholder Return Performance Graph
------------------------------------

     Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Trust's Shares with the cumulative total return of companies on the Standard & Poor's (S&P) 500 Stock Index, the National Association of Real Estate Investment Trusts ("NAREIT") Mortgage Index and the NAREIT Total Return Equity Index. The returns are based on the market price of the Shares and assume the reinvestment of dividends. The calculation of total cumulative return assumes a $100 investment in the Shares on January 1, 1991. The comparisons in this table are historical and are not intended to forecast or be indicative of possible future performance of the Trust's Shares.

     Subsequent to the consummation of the Tender Offer in February 1996 and consistent with its growth and expansion strategy, management of the Trust has caused the Trust to expand into the multifamily property markets, a line of business which is covered by the NAREIT Total Return Equity Index. As a result of the change in the line of business of the Trust, the Trustees believe that, for periods subsequent to the Tender Offer, it is no longer appropriate to compare the performance of the Trust's Shares to companies on the NAREIT Mortgage Index. Accordingly, the performance of the Trust's Shares has been compared to both the NAREIT Mortgage Index and the NAREIT Total Return Equity Index assuming a $100 investment on January 1, 1991, despite the fact that the Trust has only been on the NAREIT Total Return Equity Index for a portion of fiscal 1996.

                 Comparison of Five Year Cumulative Total Return
               Among S&P 500 Index, NAREIT Mortgage Index, NAREIT
                          Total Return Equity Index and
                       Vinings Investment Properties Trust
                       -----------------------------------

                      1996 Adjusted to Reflect Share Split

                                                1991      1992       1993        1994       1995       1996
                                                ----      ----       ----        ----       ----       ----
Vinings Investment Properties Trust              100       132        162        217         230        383

S&P 500                                          100       141        155        157         215        265

NAREIT Mortgage Index                            100       134        154        117         190        287

NAREIT Total Return Equity Index                 100       155        186        192         221        299

        PROPOSAL 2 - APPROVAL OF THE 1997 STOCK OPTION AND INCENTIVE PLAN


Proposal
--------

     The Board of Trustees has adopted the 1997 Plan for Trustees, officers, employees and other key persons of the Trust and its subsidiaries, subject to the approval of the 1997 Plan by the shareholders.

     The 1997 Plan is administered by the Compensation Committee of the Board of Trustees (the "Committee"). The Committee, at its discretion, may grant a variety of stock incentive awards based on the Shares of the Trust. Awards under the 1997 Plan include stock options (both incentive options and non-qualified options), stock appreciation rights, restricted stock, performance shares, unrestricted stock and dividend equivalent rights. These awards are described in greater detail below.

     If approved by the shareholders, the maximum number of Shares reserved and available for issuance under the 1997 Plan shall be such aggregate number of Shares as does not exceed the sum of (i) ten percent (10%) of outstanding Shares; plus (ii) as of the last business day of each calendar quarter ending after June 30, 1997, an additional positive number equal to ten percent (10%) of the sum of units of partnership interests in Vinings Investment Properties, L.P. that are subject to redemption rights ("Units") and Shares issued by the Trust during that calendar quarter, reduced by any Shares issued by the Trust during that calendar quarter upon the redemption of Units; provided, however, that the maximum number of Shares for which Incentive Stock Options may be granted under the 1997 Plan shall not exceed 108,000 Shares, reduced by the aggregate number of Shares subject to outstanding Awards granted under the 1997 Plan.

     To satisfy the performance-based compensation exception to the $1 million cap on the Trust's tax deduction imposed by Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), the 1997 Plan also provides that stock options or stock appreciation rights with respect to no more than 50,000 Shares may be granted to any one individual in any twelve (12) month period. The Shares issued by the Trust under the 1997 Plan may be authorized but unissued Shares, or Shares reacquired by the Trust. To the extent that awards under the 1997 Plan do not vest or otherwise revert to the Trust, the Shares represented by such awards may be the subject of subsequent awards.


Recommendation
--------------

     The Board of Trustees believes that stock options and other stock-based incentive awards can play an important role in the success of the Trust by encouraging and enabling the Trustees, officers and other employees of the Trust and its subsidiaries upon whose judgment, initiative and efforts the Trust largely depends for the successful conduct of its business to acquire a proprietary interest in the Trust. The Board of Trustees anticipates that providing such persons with a direct stake in the Trust will assure a closer identification of the interests of participants in the 1997 Plan with those of the Trust, thereby stimulating their efforts on the Trust's behalf and strengthening their desire to remain with the Trust.

     The Board of Trustees believes that the proposed 1997 Plan will help the Trust to achieve its goals by keeping the Trust's incentive compensation program dynamic and competitive with those of other companies. Accordingly, the Board of Trustees believes that the 1997 Plan is in the best interests of the Trust and its shareholders and recommends that the shareholders approve the 1997 Plan.

     THE BOARD OF TRUSTEES RECOMMENDS THAT THE 1997 PLAN BE APPROVED, AND THEREFORE RECOMMENDS A VOTE "FOR" THIS PROPOSAL.


Summary of the 1997 Plan
------------------------

     The following description of certain features of the 1997 Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the 1997 Plan which is attached hereto as Exhibit A.

     PLAN ADMINISTRATION; ELIGIBILITY. The 1997 Plan is administered by the Committee. All members of the Committee must be "non-employee directors" as that term is defined under the rules promulgated by the Securities and Exchange Commission (the "SEC") and "outside directors" as that term is defined in
Section 162 of the Code and the regulations promulgated thereunder. The Committee has full power to select, from among the employees eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the 1997 Plan.

     The Committee may permit Shares, and other amounts payable pursuant to an award, to be deferred. In such instances, the Committee may permit interest, dividend or deemed dividends to be credited to the amount of deferrals.

     Persons eligible to participate in the 1997 Plan will be those employees and other key persons, such as consultants, of the Trust and its subsidiaries who are responsible for or contribute to the management, growth or profitability of the Trust and its subsidiaries, as selected from time to time by the Committee. Trustees of the Trust who are not employed by the Trust or its subsidiaries or any affiliated company thereof ("Independent Trustees") will also be eligible for certain awards under the 1997 Plan.

     STOCK OPTIONS. The 1997 Plan permits the granting of (i) options to purchase Shares intended to qualify as incentive stock options ("Incentive Options") under Section 422 of the Code and (ii) options that do not so qualify ("Non-Qualified Options"). The option exercise price of each option will be determined by the Committee but may not be less than 100% of the fair market value of the Shares on the date of grant in the case of incentive stock options, and may not be less than 85% of the fair market value of the Shares on the date of grant in the case of Non-Qualified Options. However, employees participating in the 1997 Plan may elect, with the consent of the Committee, to receive discounted Non-Qualified Options in lieu of cash bonuses. In the case of such grants, the option exercise price must be at least 50% of the fair market value of the Shares on the date of grant.

     The term of each option will be fixed by the Committee and may not exceed ten years from date of grant in the case of an Incentive Option. The Committee will determine at what time or times each option may be exercised and, subject to the provisions of the 1997 Plan, the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised. Options may be made exercisable in installments, and the exercisability of options may be accelerated by the Committee.

     Upon exercise of options, the option exercise price must be paid in full either in cash or by certified or bank check or other instrument acceptable to the Committee or, if the Committee so permits, by delivery of Shares already owned by the optionee. The exercise price may also be delivered to the Trust by a broker pursuant to irrevocable instructions to the broker from the optionee.

     At the discretion of the Committee, stock options granted under the 1997 Plan may include a "re-load" feature pursuant to which an optionee exercising an option by the delivery of Shares would automatically be granted an additional stock option (with an exercise price equal to the fair market value of the Shares on the date the additional stock option is granted) to purchase that number of Shares equal to the number delivered to exercise the original stock option. The purpose of this feature is to enable participants to maintain any equity interest in the Trust without dilution.

     To qualify as Incentive Options, options must meet additional Federal tax requirements, including limits on the value of shares subject to Incentive Options which first become exercisable in any one calendar year, and a shorter term and higher minimum exercise price in the case of certain large shareholders.

     STOCK OPTIONS GRANTED TO INDEPENDENT TRUSTEES. The 1997 Plan provides for the automatic grant of Non-Qualified Options to an Independent Trustee. Each Independent Trustee who is serving as a Trustee of the Trust on the fifth business day after each annual meeting of shareholders, beginning with the 1997 Annual Meeting, will automatically be granted on such day a Non-Qualified Option to acquire 1,000 Shares. The exercise price of each such Non-Qualified Option is the fair market value of the Shares on the date of grant. Such Non-Qualified Option shall be exercisable in full as of the first anniversary of the date of grant. The Committee, in its discretion, may grant additional Non-Qualified Options to Independent Trustees.

     STOCK APPRECIATION RIGHT. The Committee may award a stock appreciation right ("SAR") either as a freestanding award or in tandem with a stock option. Upon exercise of the SAR, the holder will be entitled to receive an amount equal to the excess of the fair market value on the date of exercise of one share of Shares over the exercise price per share specified in the related stock option (or, in the case of freestanding SAR, the price per share specified in such right, which price may not be less than 100% of the fair market value of the Shares on the date of grant) times the number of Shares with respect to which the SAR is exercised. This amount may be paid in cash, Shares, or a combination thereof, as determined by the Committee. If the SAR is granted in tandem with a stock option, exercise of the SAR cancels the related option to the extent of such exercise.

     RESTRICTED STOCK. The Committee may also award Shares to officers, other employees and key persons subject to such conditions and restrictions as the Committee may determine ("Restricted Stock"). These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with the Trust through a specified restricted period. The purchase price of shares of Restricted Stock will be determined by the Committee. If the performance goals and other restrictions are not attained, the employees will forfeit their awards of Restricted Stock.

     UNRESTRICTED STOCK. The Committee may also grant shares (at no cost or for a purchase price determined by the Committee) which are free from any restrictions under the 1997 Plan ("Unrestricted Stock"). Unrestricted Stock may be issued to employees and key persons in recognition of past services or other valid consideration, and may be issued in lieu of cash bonuses to be paid to such employees and key persons.

     Subject to the consent of the Committee, an employee or key person of the Trust may make an advance irrevocable election to receive a portion of his compensation in Unrestricted Stock (valued at fair market value on the date the cash compensation would otherwise be paid).

     An Independent Trustee may, pursuant to an advance irrevocable written election, receive all or a portion of such fees in Unrestricted Stock, valued at fair market value on the date the Trustees' fees would otherwise be paid. In certain instances, an Independent Trustee may also elect to defer a portion of his trustees' fees payable in the form of Unrestricted Stock, in accordance with such rules and procedures as may from time to time be established by the Trust. During the period of deferral, the deferred unrestricted stock would receive dividend equivalent rights.

     PERFORMANCE SHARE AWARDS. The Committee may also grant performance share awards to employees or other key persons entitling the recipient to receive Shares upon the achievement of individual or Trust performance goals and such other conditions as the Committee shall determine ("Performance Share Award").

     DIVIDEND EQUIVALENT RIGHTS. The Committee may grant dividend equivalent rights, which entitle the recipient to receive credits for dividends that would be paid if the recipient had held specified Shares. Dividend equivalent rights may be granted as a component of another award or as a freestanding award. Dividend equivalents credited under the 1997 Plan may be paid currently or be deemed to be reinvested in additional Shares, which may thereafter accrue additional dividend equivalents at fair market value at the time of deemed reinvestment or on the terms then governing the reinvestment of dividends under the Trust's dividend reinvestment plan, if any. Dividend equivalent rights may be settled in cash, shares, or a combination thereof, in a single installment or installments, as specified in the award. Awards payable in cash on a deferred basis may provide for crediting and payment of interest equivalents.

     ADJUSTMENTS FOR STOCK DIVIDENDS, MERGERS, ETC. The Committee will make appropriate adjustments in outstanding awards to reflect stock dividends, stock splits and similar events. In the event of a merger, liquidation, sale of the Trust or similar event, the Committee, in its discretion, may provide for substitution or adjustments of outstanding options and SARs, or may terminate all unexercised options and SARs with or without payment of cash consideration.

     AMENDMENTS AND TERMINATION. The Board of Trustees may at any time amend or discontinue the 1997 Plan and the Committee may at any time amend or cancel outstanding awards for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action may be taken which adversely affects any rights under outstanding awards without the holder's consent. Further, amendments to the 1997 Plan shall be subject to approval by the Trust's shareholders if and to the extent required by the Code to preserve the qualified status of Incentive Options.

     CHANGE OF CONTROL PROVISIONS. The 1997 Plan provides that in the event of a "Change of Control" (as defined in the 1997 Plan) of the Trust, all stock options and stock appreciation rights shall automatically become fully exercisable. In addition, at any time prior to or after a Change of Control, the Committee may accelerate awards and waive conditions and restrictions on any awards to the extent it may determine appropriate.

Effective Date of 1997 Plan
---------------------------

     The 1997 Plan will become effective upon the affirmative vote of a majority of the votes cast at the Annual Meeting. For purposes of the vote on the 1997 Plan, abstentions and broker non-votes will have no effect on the results of the vote. Both abstentions and broker non-votes will, however, count towards the presence of a quorum. Awards of Incentive Stock Options may be granted under the 1997 Plan until May 22, 2007.

New Plan Benefits
-----------------

     Approximately five officers and key persons and four Independent Trustees are currently eligible to participate in the 1997 Plan. The table below shows the aggregate number of Non-Qualified Options that will be granted to
Independent Trustees in 1997, assuming approval of the 1997 Plan. Each Non-Qualified Option granted to an Independent Trustee shall be granted on the fifth business day following the 1997 Annual Meeting and shall have an option exercise price equal to the fair market value of the Shares on the date of grant. The number of Shares that may be granted to executive officers and non-executive officers is undeterminable at this time, as such grants are subject to the discretion of the Committee.


                      1997 STOCK OPTION AND INCENTIVE PLAN

                                                 Number of Shares
                                                 Underlying Stock Option
                                                 -----------------------
Name and Position
-----------------------------------------

Independent Trustee Group (4 persons)                 4,000


Tax Aspects Under the U.S. Internal Revenue Code
------------------------------------------------

     The following is a summary of the principal Federal income tax consequences of option grants under the 1997 Plan. It does not describe all Federal tax consequences under the 1997 Plan, nor does it describe state or local tax consequences.


Incentive Options
-----------------

     Under the Code, an employee will not realize taxable income by reason of the grant or the exercise of an Incentive Option. If an employee exercises an Incentive Option and does not dispose of the Shares until the later of (a) two years from the date the option was granted or (b) one year from the date the Shares were transferred to the employee, the entire gain, if any, realized upon disposition of such Shares will be taxable to the employee as long-term capital gain, and the Trust will not be entitled to any deduction. If an employee disposes of the Shares within such one-year or two-year period in a manner so as to violate the holding period requirements (a "disqualifying disposition"), the employee generally will realize ordinary income in the year of disposition, and, provided the Trust complies with applicable withholding requirements, the Trust will receive a corresponding deduction, in an amount equal to the excess of (1) the lesser of (x) the amount, if any, realized on the disposition and (y) the fair market value of the Shares on the date the option was exercised over (2) the option price. Any additional gain realized on the disposition of the Shares acquired upon exercise of the option will be long-term or short-term capital gain and any loss will be long-term or short-term capital loss depending upon the holding period for such Shares. The employee will be considered to have disposed of his Shares if he sells, exchanges, makes a gift of or transfers legal title to the Shares (except by pledge or by transfer on death). If the disposition of Shares is by gift and violates the holding period requirements, the amount of the employee's ordinary income (and the Trust's deduction) is equal to the fair market value of the Shares on the date of exercise less the option price. If the disposition is by sale or exchange, the employee's tax basis will equal the amount paid for the Shares plus any ordinary income realized as a result of the disqualifying distribution. The exercise of an Incentive Option may subject the employee to the alternative minimum tax.

     Special rules apply if an employee surrenders Shares in payment of the exercise price of his Incentive Option.

     An Incentive Option that is exercised by an employee more than three months after an employee's employment terminates will be treated as a Non-Qualified Option for Federal income tax purposes. In the case of an employee who is disabled, the three-month period is extended to one year and in the case of an employee who dies, the three-month employment rule does not apply.


Non-Qualified Options
---------------------

     There are no Federal income tax consequences to either the optionee, or the Trust on the grant of a Non-Qualified Option. On the exercise of a Non-Qualified Option, the optionee (except as described below) has taxable ordinary income equal to the excess of the fair market value of the Shares received on the exercise date over the option price of the shares. The optionee's tax basis for the shares acquired upon exercise of a Non-Qualified Option is increased by the amount of such taxable income. The Trust will be entitled to a Federal income tax deduction in an amount equal to such excess, provided the Trust complies with applicable withholding rules. Upon the sale of the Shares acquired by exercise of a Non-Qualified Option, the optionee will realize long-term or short-term capital gain or loss depending upon his or her holding period for such Shares.

     Special rules apply if an optionee surrenders Shares in payment of the exercise price of a Non-Qualified Option.


Parachute Payments
------------------

     The exercise of any portion of any option that is accelerated due to the occurrence of a change of control may cause a portion of the payments with respect to such accelerated options to be treated as "parachute payments" as defined in the Code. Any such parachute payments may be non-deductible to the Trust, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or portion of such payment (in addition to other taxes ordinarily payable).


Limitation on Trust's Deductions
--------------------------------

     As a result of Section 162(m) of the Code, the Trust's Federal tax deduction for certain awards under the Plan may be limited to the extent that the Chief Executive Officer or other executive officer whose compensation is required to be reported in the summary compensation table receives compensation (other than performance-based compensation) in excess of $1 million a year.

                      PRINCIPAL AND MANAGEMENT STOCKHOLDERS

     The following table sets forth, to the best knowledge and belief of the Trust, certain information regarding the beneficial ownership of the Trust's Shares as of May 20, 1997 by (i) each person known by the Trust to be the beneficial owner of more than 5% of the outstanding Shares, (ii) each of the Trustees, (iii) each of the executive officers of the Trust and (iv) all of the

                                                    Shares
Trustees, Executive Officers                      Beneficially        Percent of
  and 5% Shareholders                              Owned (1)           Class (2)
----------------------------                       ---------           ---------

Financial & Investment Management Group, Ltd......  252,789(3)            23.39%
Paul H. Sutherland, CFP, President
417 St. Joseph Street
P.O. Box 40
Suttons Bay, MI  49682

Watts Agent, L.P..................................   93,355(4)             8.64%
1006 Trammel Street
Dalton, GA 30720

Peter D. Anzo.....................................   87,312                8.08%
Martin H. Petersen................................   81,285                7.52%
Stephanie A. Reed.................................    9,818                  *
Gilbert H. Watts, Jr..............................   93,355(5)             8.64%
Phill D. Greenblatt...............................   24,005                2.22%
Henry Hirsch......................................   60,012                5.55%
Thomas B. Bender..................................   88,389(6)             8.18%
                                                    -------               ------
All Trustees and officers as a group (7 persons)..  444,176               41.11%
                                                    =======                =====
--------------------------
*       Less than 1%.

     (1) Beneficial share ownership is determined pursuant to Rule 13d-3 under the Exchange Act. Accordingly, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares the power to vote such security or the power to dispose of such security. The amounts set forth above as beneficially owned include Shares owned, if any, by spouses and relatives living in the same home as to which beneficial ownership may be disclaimed.

     (2) Percentages are calculated on the basis of 1,080,516 Shares outstanding as of May 20, 1997.

     (3) Based on Amendment No. 3 to Schedule 13D filed with the SEC on November 22, 1996, Financial & Investment Management Group, Ltd. ("FIMG") and Paul H. Sutherland, CFP, President, have shared dispositive and voting power with respect to all such Shares.

     (4) Based on a Schedule 13D filed with the SEC on August 2, 1996, Watts Agent, L.P. and Gilbert H. Watts, Jr. have shared dispositive and voting power with respect to all such Shares.

     (5) Mr. Watts may be deemed to beneficially own 93,355 Shares by virtue of his position as Managing Partner of Watts Agent, L.P. Mr. Watts and Watts Agent, L.P. have shared dispositive and voting power with respect to all such Shares.

     (6) Mr. Bender beneficially owns 1,000 Shares and has shared dispositive and voting power with respect to an additional 87,389 Shares with FIMG and Paul
H. Sutherland.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Certain executive officers and Trustees of the Trust are officers, directors and/or stockholders of The Vinings Group and its wholly-owned subsidiaries (individually, a "Subsidiary"). The Vinings Group has provided services to the Trust relating to administration, acquisition, and capital and asset advisory services at little or no cost to the Trust. In addition, the officers of the Trust have been compensated by The Vinings Group for their services as officers of The Vinings Group, although a substantial amount of their time was spent handling Trust affairs. The Trust did not reimburse The Vinings Group for any of the officers' salaries. The Trust does not anticipate that these services will continue to be provided free of charge, and certain costs paid on the Trust's behalf have been reimbursed to The Vinings Group.

     In connection with the Trust's acquisition of The Thicket Apartments, a 254-unit apartment complex located in Atlanta, Georgia, MFI Realty, Inc., a Subsidiary, was paid a broker's commission in the amount of $150,000 by the seller of the property. Also in connection with The Thicket, the Trust entered into a management agreement with Vinings Properties, Inc., a Subsidiary, for property management services equal to five percent of gross revenues plus a fee for data processing.

     In connection with the Trust's proposed acquisition of Windrush Apartments, a 202-unit apartment community located in Atlanta, Georgia, MFI Realty, Inc., will be paid a financial advisor's fee in the amount of $75,500 from the seller upon the closing of the acquisition.

     The Trust believes that all of the above transactions are fair and reasonable and are on terms at least as favorable to the Trust as those which might have been obtained with unrelated third parties.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The Trust's officers and Trustees and beneficial owners of more than 10% of the Trust's Shares are required under Section 16(a) of the Exchange Act to file reports of ownership and changes in ownership with the SEC. Copies of those reports must also be furnished to the Trust. Based solely on a review of the copies of reports furnished to the Trust and written representations that no other reports were required, the Trust believes that during its 1996 fiscal year, no person who was a Trustee, officer or greater than 10% beneficial owner of the Trust's Shares failed to file on a timely basis any report required by
Section 16(a).


                                  MARKET VALUE

     On May 20, 1997, the closing sale price of a Share of the Trust on The Nasdaq SmallCap Market was $4.50.


         SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 1998 ANNUAL MEETING

     Shareholder proposals intended to be presented at the 1998 annual meeting of shareholders of the Trust must be received by the Trust on or before March 3, 1998 in order to be considered for inclusion in the Trust's proxy statement for such meeting. Such a proposal must also comply with the requirements as to form and substance established by the SEC in order to be included in the proxy statement and should be directed to: Secretary, Vinings Investment Properties Trust, 3111 Paces Mill Road, Suite A-200, Atlanta, GA 30339.


                   INDEPENDENT AUDITORS AND PUBLIC ACCOUNTANTS

     The Board of Trustees has selected the firm of Arthur Andersen LLP, independent public accountants, as the auditors of the financial statements of the Trust and its subsidiaries for its current fiscal year ending December 31, 1997. The firm of Ernst & Young LLP served as the independent public accountants of the Trust for fiscal 1996 and through January 8, 1997, at which time their engagement was terminated, but did not examine and/or report upon the Trust's financial statements for the fiscal year ended December 31, 1996. On January 9, 1997, the Trust engaged Arthur Andersen LLP as its independent accountants to examine and report upon the Trust's financial statements for the fiscal year ending December 31, 1996. A member of Arthur Andersen LLP will be present at the Annual Meeting and will be given the opportunity to make a statement and to answer any questions any shareholder may have with respect to the financial statements of the Trust for fiscal 1996.

     The following disclosure appeared in the Trust's Current Report on Form 8-K filed with the SEC on January 8, 1997:

     On January 8, 1997, Vinings Investment Properties Trust (the "Registrant") dismissed Ernst & Young LLP as independent public accountants for the Registrant. For the fiscal year ended December 31, 1994 ("Fiscal 1994"), Kenneth Leventhal & Company (succeeded by merger with Ernst & Young LLP) had examined and reported upon the Registrant's financial statements and had served as the Registrant's independent public accountants. For the fiscal year ended December 31, 1995 ("Fiscal 1995"), Ernst & Young LLP had examined and reported upon the Registrant's financial statements and had served as the Registrant's independent public accountants. For the fiscal year ended December 31, 1996 ("Fiscal 1996") and through the dismissal of Ernst & Young LLP on January 8, 1997, Ernst & Young LLP served as the Registrant's independent public accountants but did not examine and/or report upon the Registrant's financial statements.

     On January 9, 1997, the Registrant engaged Arthur Andersen LLP as the independent public accountants to examine and report upon the Registrant's financial statements for Fiscal 1996. The change in independent public accountants followed a decision by management and approval by the Audit Committee and the Board of Trustees, that it was in the best interest of the Registrant to review the relationship between the Registrant and its independent public accounting firm with respect to services provided and fees charged. The Audit committee solicited and received proposals from, and interviewed Ernst & Young LLP, Deloitte & Touche LLP and Arthur Andersen LLP concerning audit and certain tax services to be provided for Fiscal 1996 prior to making the decision to dismiss Ernst & Young LLP and to engage Arthur Andersen LLP. During the Registrant's two most recent fiscal years and any subsequent interim period prior to engaging Arthur Andersen LLP, neither the Registrant nor anyone on its behalf consulted Arthur Andersen LLP regarding any matter described in Item 304(a)(2)(i) or (ii) of Regulation S-K.

     In connection with the audits of Fiscal 1994 and Fiscal 1995 and through the dismissal of Ernst & Young LLP on January 8, 1997, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to their satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their report. During the Registrant's two most recent fiscal years and through the dismissal of Ernst & Young LLP on January 8, 1997, none of the kind of events listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K occurred.

     Neither the audit reports of Kenneth Leventhal & Company on the consolidated financial statements of the Registrant for Fiscal 1994 nor the audit reports of Ernst & Young LLP on the consolidated financial statements of the Registrant for Fiscal 1995 contained any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

     The Registrant has provided Ernst & Young LLP with a copy of the disclosures it is making in this Current Report on Form 8-K prior to the filing of this report with the Securities and Exchange Commission. The Registrant has requested and received a letter from Ernst & Young LLP addressed to the Securities and Exchange Commission stating that it agrees with the statements made by the Registrant herein in response to Item 304(a) of Regulation S-K and such letter is included in this filing as an exhibit.

                                  OTHER MATTERS

     The Board of Trustees does not know of any matters other than those described in this Proxy Statement that will be presented for action at the Annual Meeting. If other matters are duly presented, proxies will be voted in accordance with the best judgment of the proxy holders.

     WHETHER  OR NOT YOU PLAN TO ATTEND THE  ANNUAL  MEETING IN PERSON,  YOU ARE
REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                    Exhibit A

                       VININGS INVESTMENT PROPERTIES TRUST
                      1997 STOCK OPTION AND INCENTIVE PLAN


SECTION 1. GENERAL PURPOSE OF THE PLAN; DEFINITIONS
---------------------------------------------------

     The name of the plan is the Vinings Investment Properties Trust 1997 Stock Option and Incentive Plan (the "Plan"). The purpose of the Plan is to encourage and enable the officers, employees, Independent Directors and other key persons (including consultants) of Vinings Investment Properties Trust (the "Company") and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

     The following terms shall be defined as set forth below:

     "Act" means the Securities Exchange Act of 1934, as amended.

     "Administrator" is defined in Section 2(a).

     "Award" or "Awards," except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Unrestricted Stock Awards, Performance Share Awards and Dividend Equivalent Rights.

     "Board" means the Board of Trustees of the Company.

     "Change of Control" is defined in Section 15.

     "Code" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

     "Committee" means the Compensation Committee of the Board as referred to in
Section 2.

     "Dividend Equivalent Right" means Awards granted pursuant to Section 10.

     "Effective Date" means the date on which the Plan is approved by stockholders as set forth in Section 17.

     "Fair Market Value" of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that (i) if the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the Fair Market Value on any given date shall not be less than the average of the highest bid and lowest asked prices of the Stock reported for such date or, if no bid and asked prices were reported for such date, for the last day preceding such date for which such prices were reported, or (ii) if the Stock is admitted to trading on a national securities exchange or the NASDAQ National Market System, the Fair Market Value on any date shall not be less than the closing price reported for the Stock on such exchange or system for such date or, if no sales were reported for such date, for the last date preceding the date for such a sale was reported.

     "Incentive Stock Option" means any Stock Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

     "Independent Director" means a member of the Board who is not also an employee of the Company or any Subsidiary, or any affiliated company thereof.

     "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

     "Option" or "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 5.

     "Performance Share Award" means Awards granted pursuant to Section 9.

     "Restricted Stock Award" means Awards granted pursuant to Section 7.

     "Stock" means the shares of beneficial interest, no par value, of the Company, subject to adjustments pursuant to Section 3.

     "Stock Appreciation Right" means any Award granted pursuant to Section 6.

     "Subsidiary" means any corporation or other entity (other than the Company) in any unbroken chain of corporations or other entities beginning with the Company if each of the corporations or entities (other than the last corporation or entity in the unbroken chain) owns stock or other interests possessing 50% or more of the economic interest or the total combined voting power of all classes of stock or other interests in one of the other corporations or entities in the chain.

     "Unrestricted Stock Award" means any Award granted pursuant to Section 8.

SECTION 2.ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT PARTICIPANTS AND DETERMINE AWARDS
--------------------------------------------------------------------------------

     (a) Committee. The Plan shall be administered by either the Board or the Committee (in either case, the "Administrator"). Each member of the Committee shall be an "outside director" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder and a "non-employee director" within the meaning of Rule 16b- 3(b)(3)(i) promulgated under the Act, or any successor definition under said rule.

     (b) Powers of Administrator. The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

          (i) to select the individuals to whom Awards may from time to time be granted;

          (ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Unrestricted Stock Awards, Performance Share Awards and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more participants;

          (iii) to determine the number of shares of Stock to be covered by any Award;

          (iv) to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and participants, and to approve the form of written instruments evidencing the Awards;

          (v) to accelerate at any time the exercisability or vesting of all or any portion of any Award;

          (vi) subject to the provisions of Section 5(a)(iii), to extend at any time the period in which Stock Options may be exercised;

          (vii) to determine at any time whether, to what extent, and under what circumstances distribution or the receipt of Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the participant and whether and to what extent the Company shall pay or credit amounts constituting interest (at rates determined by the Administrator) or dividends or deemed dividends on such deferrals; and

          (viii) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

     All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan participants.

SECTION 3. STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION
---------------------------------------------------------------

     (a) STOCK ISSUABLE. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be such aggregate number of shares of Stock as does not exceed the sum of (i) ten percent (10%) of outstanding shares; plus (ii) as of the last business day of each calendar quarter ending after June 30, 1997, an additional positive number equal to ten percent (10%) of the sum of units of partnership interests in Vinings Investment Properties, L.P. that are subject to redemption rights ("Units") and shares of Stock issued by the Company during that calendar quarter, reduced by any shares of Stock issued by the Company during that calendar quarter upon the redemption of Units; provided, however, that the maximum number of shares of Stock for which Incentive Stock Options may be granted under the Plan shall not exceed 108,000 shares, reduced by the aggregate number of shares subject to outstanding Awards granted under the Plan.

     For purposes of this limitation, the shares of Stock underlying any Awards which are forfeited, cancelled, reacquired by the Company, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. Subject to such overall limitation, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that Stock Options or Stock Appreciation Rights with respect to no more than 50,000 shares of Stock may be granted to any one individual participant during any twelve (12) month period. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company and held in its treasury.

     (b) CHANGES IN STOCK. If, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company's capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, (ii) the number of Stock Options or Stock Appreciation Rights that can be granted to any one individual participant, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, and
(iv) the price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

     The Administrator may also adjust the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, acquisitions or dispositions of stock or property or any other event if it is determined by the Administrator that such adjustment is appropriate to avoid distortion in the operation of the Plan, provided that no such adjustment shall be made in the case of an Incentive Stock Option, without the consent of the participant, if it would constitute a modification, extension or renewal of the Option within the meaning of Section 424(h) of the Code.

     (c) MERGERS. Upon consummation of a consolidation or merger or sale of all or substantially all of the assets of the Company in which outstanding shares of Stock are exchanged for securities, cash or other property of an unrelated corporation or business entity or in the event of a liquidation of the Company (in each case, a "Transaction"), the Board, or the board of directors of any corporation assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions, as to outstanding Awards: (i) provide that such Awards shall be assumed or equivalent awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to the participants, provide that all unexercised or unvested Awards will terminate immediately prior to the consummation of the Transaction, and/or (iii) make or provide for a payment, in cash or in kind, to the participants equal to the value (as determined by the Administrator) of the consideration payable per share of Stock pursuant to the business combination (the "Merger Price") in the case of Restricted Stock or deferred Unrestricted Stock and in the case of Stock Options and Stock Appreciation Rights, payment, in cash or in kind equal to the difference between
(A) the Merger Price times the number of shares of Stock subject to such outstanding Stock Options and Stock Appreciation Rights (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such outstanding Stock Options and Stock Appreciation Rights, in exchange for the termination of such Awards. In the event Awards will terminate upon the consummation of the Transaction, all vested Awards, other than Stock Options and Stock Appreciation Rights, shall be fully settled in cash or in kind, and each participant shall be permitted, within a specified period determined by the Administrator, to exercise all outstanding Stock Options and Stock Appreciation Rights, including those that are not then exercisable, subject to the consummation of the Transaction.

     (d) SUBSTITUTE AWARDS. The Administrator may grant Awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who become employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Administrator may direct that the substitute awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances.

SECTION 4. ELIGIBILITY
----------------------

     Participants in the Plan will be such full or part-time officers and other employees, Independent Directors and key persons (including consultants) of the Company and its Subsidiaries who are responsible for or contribute to the management, growth or profitability of the Company and its Subsidiaries as are selected from time to time by the Administrator in its sole discretion.

SECTION 5. STOCK OPTIONS
------------------------

     Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

     Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a "subsidiary corporation" within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

     No Incentive  Stock  Option  shall be granted  under the Plan after May 22,
2007.

     (a) STOCK OPTIONS GRANTED TO EMPLOYEES AND KEY PERSONS. The Administrator in its discretion may grant Stock Options to eligible employees and key persons of the Company or any Subsidiary. Stock Options granted pursuant to this Section 5(a) shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable:

          (i) EXERCISE PRICE. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5(a) shall be determined by the Administrator at the time of grant but shall not be less than 100% of the Fair Market Value on the date of grant in the case of Incentive Stock Options, or 85% of the Fair Market Value on the date of grant, in the case of Non-Qualified Stock Options. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock
     Option is granted to such employee, the option price of such Incentive Stock Option shall be not less than 110% of the Fair Market Value on the grant date.

          (ii) OPTION TERM. The term of each Stock Option shall be fixed by the Administrator, but no Incentive Stock Option shall be exercisable more than ten years after the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five years from the date of grant.

          (iii) EXERCISABILITY; Rights of a Stockholder. Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date; provided, however, that Stock Options granted in lieu of compensation shall be exercisable in full as of the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

          (iv) METHOD OF EXERCISE. Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods:

               (A) In cash, by certified or bank check or other instrument acceptable to the Administrator;

               (B) In the form of shares of Stock that are not then subject to restrictions under any Company plan and that have been beneficially owned by the optionee for at least six months, if permitted by the Administrator in its discretion. Such surrendered shares shall be valued at Fair Market Value on the exercise date;

               (C) By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the
          Administrator shall prescribe as a condition of such payment procedure; or

               (D) By the optionee delivering to the Company a promissory note if the Board has authorized the loan of funds to the optionee for the purpose of enabling or assisting the optionee to effect the exercise of his Stock Option; provided that at least so much of the exercise price as represents the par value of the Stock shall be paid other than with a promissory note.

     Payment instruments will be received subject to collection. The delivery of certificates representing the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Stock Option or applicable provisions of laws.

          (v) ANNUAL LIMIT ON INCENTIVE STOCK OPTIONS. To the extent required for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

     (b) RELOAD OPTIONS. At the discretion of the Administrator, Options granted under the Plan may include a "reload" feature pursuant to which an optionee exercising an option by the delivery of a number of shares of Stock in accordance with Section 5(a)(iv)(B) hereof would automatically be granted an additional Option (with an exercise price equal to the Fair Market Value of the Stock on the date the additional Option is granted and with such other terms as the Administrator may provide) to purchase that number of shares of Stock equal to the number delivered to exercise the original Option.

     (c) STOCK OPTIONS GRANTED TO INDEPENDENT DIRECTORS.

          (i) AUTOMATIC GRANT OF OPTIONS.

               (A) Each Independent Director who is serving as Director of the Company on the fifth business day after each annual meeting of shareholders, beginning with the 1997 annual meeting, shall automatically be granted on such day a Non-Qualified Stock Option to acquire 1,000 shares of Stock.

               (B) The exercise price per share for the Stock covered by a Stock Option granted under this Section 5(c) shall be equal to the Fair Market Value of the Stock on the date the Stock Option is granted.

               (C) The Administrator, in its discretion, may grant additional Non-Qualified Stock Options to Independent Directors. Any such grant may vary among individual Independent Directors.

          (ii) EXERCISE; TERMINATION.

               (A) Except as  provided in Section  15, an Option  granted  under
          Section 5(c) shall be exercisable in full as of the first anniversary of the grant date. An Option issued under this Section 5(c) shall not be exercisable after the expiration of ten years from the date of grant.

               (B) Options granted under this Section 5(c) may be exercised only by written notice to the Company specifying the number of shares to be purchased. Payment of the full purchase price of the shares to be purchased may be made by one or more of the methods specified in
          Section 5(a)(iv). An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

     (d) NON-TRANSFERABILITY OF OPTIONS. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee. Notwithstanding the foregoing, the Administrator may permit the optionee to transfer, without consideration for the transfer, his Non-Qualified Stock Options to members of his immediate family, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Option.

SECTION 6. STOCK APPRECIATION RIGHTS
------------------------------------

     (a) NATURE OF STOCK APPRECIATION RIGHTS. A Stock Appreciation Right is an Award entitling the recipient to receive an amount in cash or shares of Stock or a combination thereof having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price per Stock Appreciation Right, which price shall not be less than 100% of the Fair Market Value of the Stock on the date of grant (or more than the option exercise price per share, if the Stock Appreciation Right was granted in tandem with a Stock Option) multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised, with the Administrator having the right to determine the form of payment.

     (b) GRANT AND EXERCISE OF STOCK APPRECIATION RIGHTS. Stock Appreciation Rights may be granted by the Administrator in tandem with, or independently of, any Stock Option granted pursuant to Section 5 of the Plan. In the case of a Stock Appreciation Right granted in tandem with a Non-Qualified Stock Option, such Stock Appreciation Right may be granted either at or after the time of the grant of such Option. In the case of a Stock Appreciation Right granted in tandem with an Incentive Stock Option, such Stock Appreciation Right may be granted only at the time of the grant of the Option.

     A Stock Appreciation Right or applicable portion thereof granted in tandem with a Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Option.

     (c) TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Administrator, subject to the following:

          (i) Stock Appreciation Rights granted in tandem with Options shall be exercisable at such time or times and to the extent that the related Stock Options shall be exercisable.

          (ii) Upon exercise of a Stock Appreciation Right, the applicable portion of any related Option shall be surrendered.

          (iii) All Stock Appreciation Rights shall be exercisable during the participant's lifetime only by the participant or the participant's legal representative.

SECTION 7. RESTRICTED STOCK AWARDS
----------------------------------

     (a) NATURE OF RESTRICTED STOCK AWARDS. A Restricted Stock Award is an Award entitling the recipient to acquire, at par value or such other purchase price determined by the Administrator, shares of Stock subject to such restrictions and conditions as the Administrator may determine at the time of grant ("Restricted Stock"). Conditions may be based on continuing employment (or other business relationship) and/or achievement of pre-established performance goals and objectives.

     (b) RIGHTS AS A STOCKHOLDER. Upon execution of a written instrument setting forth the Restricted Stock Award and payment of any applicable purchase price, a participant shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to such conditions contained in the written instrument evidencing the Restricted Stock Award. Unless the Administrator shall otherwise determine, certificates evidencing the Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 7(d) below.

     (c) RESTRICTIONS. Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the written instrument evidencing the Restricted Stock Award. If a participant's employment (or other business relationship) with the Company and its Subsidiaries terminates for any reason, the Company shall have the right to repurchase Restricted Stock that has not vested at its purchase price, from the participant or the participant's legal representative.

     (d) VESTING OF RESTRICTED STOCK. The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company's right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed "vested." Except as may otherwise be provided by the Administrator at any time, a participant's rights in any shares of Restricted Stock that have not vested shall automatically terminate upon the participant's termination of employment (or other business relationship) with the Company and its Subsidiaries and such shares shall be repurchased by the Company.

     (e) WAIVER, DEFERRAL AND REINVESTMENT OF DIVIDENDS. The written instrument evidencing the Restricted Stock Award may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.

SECTION 8. UNRESTRICTED STOCK AWARDS
------------------------------------

     (a) GRANT OR SALE OF UNRESTRICTED STOCK. The Administrator may, in its sole discretion, grant (or sell at a purchase price determined by the Administrator) an Unrestricted Stock Award to any participant pursuant to which such participant may receive shares of Stock free of any restrictions ("Unrestricted Stock") under the Plan. Unrestricted Stock Awards may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of cash compensation due to such participant.

     (b) ELECTIONS TO RECEIVE UNRESTRICTED STOCK IN LIEU OF COMPENSATION. With the consent of the Administrator, a participant may, pursuant to an advance written election delivered to the Company no later than the date specified by the Administrator, receive a portion of the cash compensation otherwise due to such participant in the form of shares of Unrestricted Stock either currently or on a deferred basis.

     (c) RESTRICTIONS ON TRANSFERS. The right to receive shares of Unrestricted Stock on a deferred basis may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution.

SECTION 9. PERFORMANCE SHARE AWARDS
-----------------------------------

     (a) NATURE OF PERFORMANCE SHARE AWARDS. A Performance Share Award is an Award entitling the recipient to acquire shares of Stock upon the attainment of specified performance goals. The Administrator may make Performance Share Awards independent of or in connection with the granting of any other Award under the Plan. The Administrator in its sole discretion shall determine whether and to whom Performance Share Awards shall be made, the performance goals, the periods during which performance is to be measured, and all other limitations and conditions.

     (b) RIGHTS AS A SHAREHOLDER. A participant receiving a Performance Share Award shall have the rights of a shareholder only as to shares actually received by the participant under the Plan and not with respect to shares subject to the Award but not actually received by the participant. A participant shall be entitled to receive a stock certificate evidencing the acquisition of shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the written instrument evidencing the Performance Share Award (or in a performance plan adopted by the Administrator).

     (c) TERMINATION. Except as may otherwise be provided by the Administrator at any time prior to termination of employment (or other business relationship), a participant's rights in all Performance Share Awards shall automatically terminate upon the participant's termination of employment (or business relationship) with the Company and its Subsidiaries for any reason.

     (d) ACCELERATION, WAIVER, ETC. At any time prior to the participant's termination of employment (or other business relationship) by the Company and its Subsidiaries, the Administrator may in its sole discretion accelerate, waive or, subject to Section 13, amend any or all of the goals, restrictions or conditions applicable to a Performance Share Award.

SECTION 10. DIVIDEND EQUIVALENT RIGHTS
--------------------------------------

     (a) DIVIDEND EQUIVALENT RIGHTS. A Dividend Equivalent Right is an Award entitling the recipient to receive credits based on cash dividends that would be paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares were held by the recipient. A Dividend Equivalent Right may be granted hereunder to any participant as a component of another Award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the grant. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other award.

     (b) INTEREST EQUIVALENTS. Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide in the grant for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

SECTION 11. TAX WITHHOLDING
---------------------------

     (a) PAYMENT BY PARTICIPANT. Each participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

     (b) PAYMENT IN STOCK. Subject to approval by the Administrator, a participant may elect to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Stock owned by the participant with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

SECTION 12. TRANSFER, LEAVE OF ABSENCE, ETC.
--------------------------------------------

     For purposes of the Plan, the following events shall not be deemed a termination of employment:

     (a) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

     (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee's right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

SECTION 13. AMENDMENTS AND TERMINATION
--------------------------------------

     The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder's consent. The Administrator may provide substitute Awards at the same or reduced exercise or purchase price or with no exercise or purchase price in a manner not inconsistent with the terms of the Plan, but such price, if any, must satisfy the requirements which would apply to the substitute or amended Award if it were then initially granted under this Plan, but no such action shall adversely affect rights under any outstanding Award without the holder's consent. If and to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code or to ensure that compensation earned under Stock Options and Stock Appreciation Rights qualifies as performance-based compensation under Section 162(m) of the Code, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders.

SECTION 14. STATUS OF PLAN
--------------------------

     With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a participant, a participant shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 15. CHANGE OF CONTROL PROVISIONS
----------------------------------------

     Upon the occurrence of a Change of Control as defined in this Section 15:

     (a) Except as otherwise provided in the applicable Award agreement, each outstanding Stock Option and Stock Appreciation Right shall automatically become fully exercisable.

     (b) Each outstanding Restricted Stock Award and Performance Share Award shall be subject to such terms, if any, with respect to a Change of Control as have been provided by the Administrator in connection with such Award.

     (c) "Change of Control" shall mean the occurrence of any one of the following events:

          (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Act (other than the Company, any of its Subsidiaries, or any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Company or any of its Subsidiaries), together with all "affiliates" and "associates" (as such terms are defined in Rule 12b-2 under the Act) of such person, shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities having the right to vote in an election of the Company's Board of Directors ("Voting Securities") (in such case other than as a result of an acquisition of securities directly from the Company); or

          (ii) persons who, as of the Effective Date, constitute the Company's Board of Directors (the "Incumbent Directors") cease for any reason, including, without limitation, as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board, provided that any person becoming a director of the Company subsequent to the Effective Date whose election was approved by a vote of at least a majority of the Incumbent Directors or whose nomination for election was approved by the Nominating Committee comprised of Incumbent Directors shall, for purposes of this Plan, be considered an Incumbent Director; or

          (iii) the stockholders of the Company shall approve (A) any consolidation or merger of the Company or any Subsidiary where the stockholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, shares representing in the aggregate 50% or more of the voting shares of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any),
     (B) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company or (C) any plan or proposal for the liquidation or dissolution of the Company.

     Notwithstanding the foregoing, a "Change of Control" shall not be deemed to have occurred for purposes of the foregoing clause (i) solely as the result of an acquisition of securities by the Company which, by reducing the number of shares of Voting Securities outstanding, increases the proportionate number of shares of Voting Securities beneficially owned by any person to 25% or more of the combined voting power of all then outstanding Voting Securities; provided, however, that if any person referred to in this sentence shall thereafter become the beneficial owner of any additional shares of Voting Securities (other than pursuant to a stock split, stock dividend, or similar transaction or as a result of an acquisition of securities directly from the Company), then a "Change of Control" shall be deemed to have occurred for purposes of the foregoing clause
(i).

SECTION 16. GENERAL PROVISIONS
------------------------------

     (a) NO DISTRIBUTION; COMPLIANCE WITH LEGAL REQUIREMENTS. The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

     No shares of Stock shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Administrator may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

     (b) DELIVERY OF STOCK CERTIFICATES. Stock certificates to participants under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the participant, at the participant's last known address on file with the Company.

     (c) OTHER  COMPENSATION   ARRANGEMENTS;   NO  EMPLOYMENT  RIGHTS.  Nothing
contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

SECTION 17. EFFECTIVE DATE OF PLAN
----------------------------------

     This Plan shall become effective upon approval by the holders of a majority of the votes cast at a meeting of stockholders at which a quorum is present. Subject to such approval by the stockholders and to the requirement that no Stock may be issued hereunder prior to such approval, Stock Options and other Awards may be granted hereunder on and after adoption of this Plan by the Board.

SECTION 18. GOVERNING LAW
-------------------------

     This Plan shall be governed by Massachusetts law except to the extent such law is preempted by federal law.


DATE APPROVED BY BOARD OF DIRECTORS:                          May 22, 1997


DATE APPROVED BY STOCKHOLDERS: